FINANCIAL LIABILITIES (Details) - USD ($) $ in Millions	Dec. 31, 2017	Dec. 31, 2016
Current:
Foreign currency forward contracts	$ 150	$ 47
Other financial liabilities	87	182
Total current financial liabilities	237	229
Non-current:
Interest rate swaps	9	34
Inflation swaps	84	97
Deferred consideration	916	0
Other financial liabilities	67	21
Total non-current financial liabilities	$ 1,076	$ 152